SCHEDULE 14A
                                (RULE 14a-101)
                   INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
            SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.      )

Filed by the registrant [X]

Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ] Preliminary proxy statement
[X] Definitive proxy statement
[ ] Definitive additional materials
[ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12 [ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))

                             PET FOOD WAREHOUSE INC
- - --------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


- - --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
    Items 22(a)(2) of Schedule A.
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:
     (2)  Aggregate number of securities to which transactions applies:
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined.)
     (4)  Proposed maximum aggregate value of transaction:
     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount previously paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing party:

     (4)  Date filed:


- - --------------------------------------------------------------------------------

                            PET FOOD WAREHOUSE LOGO

                          INTERCHANGE TOWER, SUITE 701
                            600 SOUTH HIGHWAY 169
                           ST. LOUIS PARK, MN 55426

                                   ----------
                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                   ----------

Dear Stockholders:

The Annual Meeting of Stockholders of Pet Food Warehouse, Inc. will be held on Wednesday, June 19, 1996, at 3:30 p.m. (Minneapolis time), in Salon D at the Minneapolis Marriott Southwest, 5801 Opus Parkway, Minnetonka, Minnesota for the following purposes:

      1.    To set the number of directors at seven (7).

      2.    To elect directors for the ensuing year.

      3. To consider and act upon such other matters as may properly come before the meeting and any adjournments thereof.

Only stockholders of record at the close of business on May 10, 1996, are entitled to notice of and to vote at the meeting or any adjournment thereof.

Your vote is important. We ask that you complete, sign, date and return the enclosed proxy in the envelope provided for your convenience. The prompt return of proxies will save the Company the expense of further requests.

                                 BY ORDER OF THE BOARD OF DIRECTORS

                                 /s/ Marvin W. Goldstein
                                 Marvin W. Goldstein
                                 Chairman, President and Chief Executive Officer


St. Louis Park, Minnesota
May 17, 1996

- - --------------------------------------------------------------------------------

                            PET FOOD WAREHOUSE, INC.
                         ANNUAL MEETING OF STOCKHOLDERS
                                  JUNE 19, 1996

                                   ----------
                                 PROXY STATEMENT
                                   ----------

                                  INTRODUCTION

Your Proxy is solicited by the Board of Directors of Pet Food Warehouse, Inc. ("the Company") for use at the Annual Meeting of Stockholders to be held on June 19, 1996, at the location and for the purposes set forth in the notice of meeting, and at any adjournment thereof.

The cost of soliciting proxies, including the preparation, assembly and mailing of the proxies and soliciting material, as well as the cost of forwarding such material to beneficial owners of stock, will be borne by the Company. Directors, officers and associates of the Company may, without compensation other than their regular remuneration, solicit proxies personally or by telephone.

Any stockholder giving a proxy may revoke it at any time prior to its use at the meeting by giving written notice of such revocation to the Secretary of the Company. Proxies not revoked will be voted in accordance with the choice specified by stockholders by means of the ballot provided on the Proxy for that purpose. Proxies which are signed but which lack any such specification will, subject to the following, be voted in favor of the proposals set forth in the Notice of Meeting and in favor of the number and slate of directors proposed by the Board of Directors and listed herein. If a stockholder abstains from voting as to any matter, then the shares held by such stockholder shall be deemed present at the meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such matter, but shall not be deemed to have been voted in favor of such matter. Abstentions, therefore, as to any proposal will have the same effect as votes against such proposal. If a broker returns a "non-vote" proxy, indicating a lack of voting instructions by the beneficial holder of the shares and a lack of discretionary authority on the part of the broker to vote on a particular matter, then the shares covered by such non-vote shall be deemed present at the meeting for purposes of determining a quorum but shall not be deemed to be represented at the meeting for purposes of calculating the vote required for approval of such matter.

The mailing address of the principal executive office of the Company is Interchange Tower, Suite 701, 600 South Highway 169, St. Louis Park, Minnesota 55426. The Company expects that this Proxy Statement, the related proxy and notice of meeting will first be mailed to stockholders on or about May 17, 1996.

                     OUTSTANDING SHARES AND VOTING RIGHTS

The Board of Directors of the Company has fixed May 10, 1996, as the record date for determining stockholders entitled to vote at the Annual Meeting. Persons who were not stockholders on such date will not be allowed to vote at the Annual Meeting. At the close of business on May 10, 1996, an aggregate of 9,381,260 shares of the Company's Common Stock were issued and outstanding. The Common Stock is the only outstanding class of capital stock of the Company entitled to vote at the meeting. Each share of Common Stock is entitled to one vote on each matter to be voted upon at the meeting. Holders of Common Stock are not entitled to cumulative voting rights.

             PRINCIPAL SHAREHOLDERS AND MANAGEMENT SHAREHOLDINGS

The following table sets forth the number of shares of Common Stock beneficially owned as of May 10, 1996 by (i) each person known to the Company to be the beneficial owner of more than 5% of the Company's outstanding Common Stock, (ii) each executive officer of the Company named in the Summary Compensation table below ("Named Executive Officers"), (iii) each current director and nominee for director of the Company and (iv) all directors and executive officers (including the named individuals) as a group.

                                                 NUMBER OF SHARES
NAME AND ADDRESS OF BENEFICIAL OWNER           BENEFICIALLY OWNED(1)   PERCENT OF CLASS
- - ------------------------------------           ---------------------   ----------------
Gordon F. Stofer                                      779,999(2)(8)          8.3%
3800 West 80th Street, #1400
Minneapolis, MN 55431

Cherry Tree Ventures IV                               771,428                8.2%
3800 West 80th Street, #1400
Minneapolis, MN 55431

George E. Kline                                       304,284(3)(8)          3.2%
4750 IDS Center
Minneapolis, MN 55402

Marvin W. Goldstein                                   134,429(4)             1.4%
600 South Highway 169
St. Louis Park, MN 55426

Roe H. Hatlen                                          99,998(5)(8)          1.1%
10260 Viking Drive
Eden Prairie, MN 55344

Hilding C. Nelson                                      73,321(6)              *
1235 Yale Place #1410
Minneapolis, MN 55403

Jeffrey Sell                                            55,714(7)             *
105 Lindawood Lane
Wayzata, MN 55391

Paul D. Finkelstein                                     32,142(8)(9)          *
7201 Metro Boulevard
Minneapolis, MN 55439

Reid Johnson                                            25,571(8)(10)         *
9166 Breckenridge Lane
Eden Prairie, MN 55347

Stanley Goldberg                                        12,856(7)(8)          *
9959 Valley View Road
Eden Prairie, MN 55344

Patrick A. Labriola                                          0                0  %
7550 Accotink Park Road
Springfield, VA 22150

William L. Lechtner                                          0                0  %
7130 Calabria Ct. #E
San Diego, CA 92122

All directors and current executive
officers as a group (11 persons)                     1,434,306(11)           14.9%


* Less than one percent.

(1) Shares not outstanding but deemed beneficially owned by virtue of the individual's right to acquire them as of May 10, 1996 or within 60 days of such date, are treated as outstanding when determining the percent of the class owned by such individual and when determining the percent owned by the group. Unless otherwise indicated, each person or entity named or included in the group has sole voting and investment power with respect to the shares of Common Stock reported as beneficially owned by them.

(2) Includes 771,428 shares held by Cherry Tree Ventures IV and 8,571 shares issuable pursuant to currently exercisable stock options. Mr. Stofer is a general partner of CTV Partners IV, which is the general partner of Cherry Tree Ventures IV. Mr. Stofer disclaims beneficial ownership of the shares held by Cherry Tree Ventures IV.

(3) Includes 252,856 shares held by the Venture Management Profit Sharing Trust, of which Mr. Kline is sole trustee, and 8,571 shares issuable pursuant to currently exercisable stock options.

(4) Includes 100,000 shares issuable pursuant to currently exercisable options.

(5) Includes 57,142 shares held by Eventyr Investments Ltd. Partnership, and 12,856 shares issuable pursuant to currently exercisable stock options. Mr. Hatlen is the general partner of Eventyr Investments Ltd. Partnership.

(6) Includes 14,571 shares issuable pursuant to currently exercisable stock options.

(7) Represents shares issuable pursuant to currently exercisable stock options.

(8) Does not include 2,857 shares which will be granted to and become purchasable by such individual on June 19, 1996 pursuant to an automatic option under the Company's 1993 Stock Option Plan if such individual is reelected as a director of the Company. See "Election of Directors--Director Compensation."

(9) Includes 22,142 shares issuable pursuant to currently exercisable stock options.

(10) Includes 25,000 shares issuable pursuant to currently exercisable stock options and 571 shares owned by Mr. Johnson's spouse.

(11) Includes 234,888 shares issuable pursuant to currently exercisable stock options.


                            ELECTION OF DIRECTORS
                            (PROPOSALS #1 AND #2)

GENERAL INFORMATION
The Bylaws of the Company provide that at each annual meeting the stockholders shall determine the number of directors for the ensuing year. Such number shall not be less than the minimum required by law (which is one) nor more than eight. The Board of Directors recommends that the number of directors to be elected at the Annual Meeting be set at seven and that seven directors be elected. Under applicable Minnesota law, approval of the proposal to set the number of directors at seven, as well as the election of each nominee, requires the affirmative vote of the holders of the greater of (1) a majority of the voting power of the shares represented in person or by proxy at the Annual Meeting with authority to vote on such matter or (2) a majority of the voting power of the minimum number of shares that would constitute a quorum for the transaction of business at the Annual Meeting.

In the absence of other instructions, each proxy will be voted for each of the nominees listed below unless the proxy withholds a vote for one or more of such nominees. If elected, each nominee will serve until the next Annual Meeting of Stockholders and until his successor shall be elected and qualified. If prior to the Annual Meeting of Stockholders it should become known to the Board of Directors that any one of the following individuals will be unable to serve as a director after the Annual Meeting by reason of death, incapacity or other unexpected occurrence, the proxies will be voted for such substitute nominee as is selected by the Board of Directors. The Board of Directors has no reason to believe that any of the following nominees will be unable to serve.

Pursuant to an investment agreement between Cherry Tree Ventures IV and the Company, Cherry Tree Ventures IV has the right to designate a director until such time as it owns less than 25% of the shares it originally purchased. Mr. Stofer is currently serving as this director designee. Certain stockholders of the Company have agreed to vote their shares of Common Stock for such director designee, pursuant to a voting agreement, the term of which is coterminous with the designation right of Cherry Tree Ventures IV. There are no other arrangements or understandings between any of the directors or any other person (other than arrangements or understandings with directors acting as such) pursuant to which any person was selected as a director or nominee of the Company. There are no family relationships among the Company's directors.


The name and age of all of the director nominees and the positions held by each with the Company are listed below.


NAME                       AGE                  POSITION
- - ----                       ---                  --------
Marvin W. Goldstein        52    Chairman of the Board, President and
                                 Chief Executive Officer
George E. Kline(1)(2)      60    Secretary, Director
Paul D. Finkelstein(2)     53    Director
Stanley Goldberg(1)        49    Director
Roe H. Hatlen(2)           52    Director
Reid Johnson(1)            53    Director
Gordon F. Stofer(2)        49    Director

(1) Member of Audit Committee.

(2) Member of Compensation Committee.


MARVIN W. GOLDSTEIN was elected Chairman of the Board, President and Chief Executive Officer of the Company in July 1995. From 1988 until 1989, Mr. Goldstein served as Executive Vice President of Merchandising of the Department Store Division of Dayton Hudson Corporation, at which time he became President and Chief Operating Officer of such Division. In 1990 Mr. Goldstein was elected Chairman, President and Chief Executive Officer of the Department Store Division and in 1992 was elected President and Chief Operating Officer of the Department Store Division, a position he held until September 1994.

GEORGE E. KLINE has served as Secretary and a director of the Company since its inception in 1990 and as Treasurer from inception to December 1993. Since 1966, Mr. Kline has been President of Venture Management, a firm engaged in providing financial consulting services to corporations, and since 1985 has been Vice President of Brightstone Capital Limited (or its predecessor), a venture capital management firm. Mr. Kline is also a director of Cyberoptics Corporation, a manufacturer of laser-based sensors and sensor equipment, Rimage Corporation, a manufacturer of computer diskette duplication and finishing systems and diskette publishing technology, Applied Biometrics, Inc., a medical devices manufacturer, and Health Fitness Physical Therapy, Inc., an operator of physical therapy clinics and fitness centers in hospitals and corporations, all of which are publicly traded corporations.

PAUL D. FINKELSTEIN has served as a director of the Company since March 1996. Mr. Finkelstein has been President and Chief Operating Officer and a director of Regis Corporation, a publicly held company which operates mall-based hair salons and beauty supply stores, since 1986. Prior to joining Regis, Mr. Finkelstein was a Senior Vice President of Revlon, Inc. subsequent to Revlon's 1986 acquisition of Turner Hall Corporation, a manufacturer and distributor of a full line of hair, beauty and nail care products, at which Mr. Finkelstein was Chief Executive Officer from 1984 to 1986. From 1981 to 1984 Mr. Finkelstein was Chairman of the Beauty Division of Seligman & Latz, an operator of beauty salons. From 1971 to 1981 Mr. Finkelstein served in various capacities, including Executive Vice President and President of Sophia Beauty Salons Division, for Glemby International, an operator of beauty salons.

STANLEY GOLDBERG has served as a director of the Company since June 1993. Mr. Goldberg has been the President and Chief Executive Officer and a director of Ringer Corporation, a publicly held lawn and garden products manufacturer, since September 1992. Before joining Ringer Corporation, Mr. Goldberg was Vice President and General Manager of Thompson Consumer Electronics, Inc. since 1988 and a Manager for various departments of General Electric Company between 1980 and 1988.

ROE H. HATLEN has served as a director of the Company since November 1993. In 1983, Mr. Hatlen founded Buffets, Inc., a publicly held, multiple-state operator of Old Country Buffet Restaurants, and has served as its Chairman and Chief Executive Officer since 1983. From January through September 1983, Mr. Hatlen served as Chief Financial Officer of Pizza Ventures, Inc., a franchisee of Godfather's Pizza restaurants, until it was acquired by the franchisor. From 1973 to 1982, Mr. Hatlen served in various capacities, including Chief Financial Officer, at International King's Table, Inc., a publicly held operator of buffet restaurants. Mr. Hatlen is a certified public accountant.

REID JOHNSON has served as a director of the Company since July 1995. Mr. Johnson has been Executive Vice President and Chief Financial Officer of Musicland Group, Inc., a specialty retailer, since 1994. Prior to joining Musicland, Mr. Johnson was Vice Chairman and Chief Administrative Officer of Dayton Hudson Department Stores since 1985, and Senior Vice President and Chief Financial Officer of Target Stores, a Division of Dayton Hudson, from 1975 to 1985.

GORDON F. STOFER has served as a director of the Company since December 1992, and served as Chairman of the Board from December 1992 to July 1995. Since 1980, Mr. Stofer has been Managing General Partner of Cherry Tree Investments, Inc., a venture capital investment company, where his primary responsibilities include directing equity investments in small growth companies. Mr. Stofer is also a director of Insignia Systems, Inc., a marketer of electronic sign product equipment, Ringer Corporation, a lawn and garden products manufacturer, Harmony Brook, Inc., a manufacturer of water processing equipment, and Coda Music Technology, Inc., a provider of proprietary music technology products, all of which are publicly traded corporations.

COMMITTEE AND BOARD MEETINGS
The Company's Board of Directors has two standing committees, the Audit Committee and the Compensation Committee. The members of the Audit Committee are Stanley Goldberg, Reid Johnson and George E. Kline. This committee is responsible for reviewing the Company's internal audit procedures, the quarterly and annual financial statements of the Company, and reviewing with the Company's independent accountants the results of the annual audit. The Audit Committee met twice during fiscal 1996. The members of the Compensation Committee are Paul D. Finkelstein, Roe H. Hatlen, George E. Kline and Gordon F. Stofer. The Compensation Committee recommends to the Board of Directors from time to time the salaries to be paid to executive officers of the Company and any plan for additional compensation that it deems appropriate. The Compensation Committee met three times during fiscal 1996. Members of both of such Committees meet informally from time to time throughout the year on Committee matters.

During fiscal 1996, the Board of Directors held eleven meetings. Each incumbent director attended 75% or more of the total number of meetings (held during the period(s) for which he has been a director or served on committee(s)) of the Board and of committee(s) of which he was a member.

DIRECTOR COMPENSATION
Under the Company's 1993 Stock Option Plan (the "1993 Plan"), each director of the Company who is not serving as a full-time officer or employee of the Company will automatically be granted non-qualified options exercisable for 7,142 shares of Common Stock upon his or her initial election as a director and for 2,857 shares upon each re-election thereafter. In connection with their agreements to serve on the Board, Reid Johnson and Paul D. Finkelstein were granted additional nonqualified options under the Plan to purchase 15,000 shares of Common Stock. Each such option will be exercisable for a period of five years, unless earlier terminated in accordance with the 1993 Plan, at an exercise price per share equal to 100% of the fair market value of the Common Stock on the date of grant. Options to purchase an aggregate of 89,996 shares of Common Stock are currently outstanding as a result of the non-employee director compensation portion of the 1993 Plan.

                             CERTAIN TRANSACTIONS

Pursuant to the terms of a non-recourse promissory note, Jeffrey Sell, the former Executive Vice President--Chief Operating Officer of the Company, borrowed $105,000 from the Company on April 29, 1993 at 7.5% interest per annum, which was 1.5% over the prime lending rate at that time. Payments of interest are to be made monthly and, as of May 1, 1996, Mr. Sell was current with the interest payments. On May 6, 1996, Mr. Sell paid $55,305 of outstanding principal on the note. The remaining principal balance of $49,695 is due and payable in full on February 1, 1997 and is secured by Mr. Sell's option to purchase 45,714 shares of Common Stock of the Company at $1.75 per share.

                            EXECUTIVE COMPENSATION
SUMMARY COMPENSATION TABLE
The following table sets forth certain information regarding compensation earned or awarded during each of the Company's last three fiscal years to those persons who served as the Company's Chief Executive Officer during the fiscal year ended February 3, 1996 and each of the Company's other executive officers (collectively, the "Named Executive Officers") whose total salary and bonus compensation for the fiscal year ended February 3, 1996 exceeded $100,000.

                                                                                                       LONG-TERM
                                                                    ANNUAL COMPENSATION            COMPENSATION AWARDS
                                       FISCAL                                                           SECURITIES
NAME AND PRINCIPAL POSITION       YEAR OR PERIOD(1)           SALARY      BONUS         OTHER       UNDERLYING OPTIONS
- - ---------------------------       -----------------           ------      -----         -----       ------------------

Marvin W. Goldstein,              1/29/95 - 2/03/96         $ 63,462    $     0      $      0            400,000
 Chairman, President,             1/30/94 - 1/28/95              N/A         --            --                 --
 and Chief Executive Officer      1/01/94 - 1/29/94              N/A         --            --                 --
                                  1/01/93 -12/31/93              N/A         --            --                 --

Patrick A. Labriola,              1/29/95 - 2/03/96         $ 70,769    $     0      $139,679(2)          25,000
 Former President and             1/30/94 - 1/28/95          160,000     12,000             0             25,000
 Chief Executive Officer          1/01/94 - 1/29/94           12,712          0             0                  0
                                  1/01/93 -12/31/93           86,154          0             0            100,000

Hilding C. Nelson,                1/29/95 - 2/03/96         $ 39,920    $     0      $      0              8,857
 Former Acting President and      1/30/94 - 1/28/95              N/A         --            --                 --
 Chief Executive Officer          1/01/94 - 1/29/94              N/A         --            --                 --
                                  1/01/93 -12/31/93              N/A         --            --                 --

Jeffrey Sell, Former Executive    1/29/95 - 2/03/96         $109,392    $     0      $      0             20,000
 Vice President-Chief             1/30/94 - 1/28/95          104,846      6,625             0             20,000
 Operating Officer                1/01/94 - 1/29/94            7,945          0             0                  0
                                  1/01/93 -12/31/93           91,774          0             0             85,714

William L. Lechtner,              1/29/95 - 2/03/96         $101,250    $ 5,000      $      0             65,000
 Former Vice President-           1/30/94 - 1/28/95           99,038          0             0             10,000
 General Merchandise Manager      1/01/94 - 1/29/94            7,548          0             0                  0
                                  1/01/93 -12/31/93           61,375          0             0             28,571

(1) In March 1994, the Company's Board of Directors changed the Company's fiscal year end from December 31 to the Saturday closest to January 31. Accordingly, there was a short period which commenced January 1, 1994 and ended January 29, 1994.

(2) Amount paid pursuant to Separation Agreement. See "Employment Contracts and Change in Control Arrangements" below.

EMPLOYMENT CONTRACTS AND CHANGE IN CONTROL ARRANGEMENTS
The Company has an employment agreement with Mr. Goldstein which provides that the Company may terminate his employment with or without cause with 30 days' notice. Mr. Goldstein may terminate the agreement with or without cause and with or without notice, although he has agreed to use his best efforts to provide 30 days' notice. Mr. Goldstein's current annual base salary is $125,000. The agreement contains a noncompete obligation which remains in effect for a period of twelve months after termination of employment. Upon termination by the Company without cause, Mr. Goldstein will be entitled to receive severance payments for 12 months equal to his base compensation at the time of termination.

In June of 1995 Hilding C. Nelson, who was then a director of the Company, agreed to serve as Acting President and Chief Executive Officer of the Company pending the recruitment of a permanent such officer, and as a consultant for a reasonable period thereafter. The Company agreed to compensate Mr. Nelson at the $166,400 annual rate paid to its former president and to issue to Mr. Nelson an option to purchase 2,000 shares of the Common Stock of the Company for each month during which he served.

Prior to his resignation in June 1995, Mr. Labriola had an employment agreement with the Company providing for an annual base salary of $166,400, subject to annual review and adjustments and a bonus of up to 30% of his base salary. The agreement also contained a noncompete obligation which remains in effect for a period of one year after his resignation. Pursuant to the terms of a Separation Agreement entered into in connection with Mr. Labriola's resignation, the Company agreed to continue paying, for a period of 13 months, Mr. Labriola's base salary, monthly premiums for medical and life insurance policies and health plans and other considerations.

Prior to his resignation in February 1996, Mr. Sell had an employment agreement with the Company, as amended April 21, 1995, with an initial term from January 1, 1993 to December 31, 1995 and which continued thereafter on a month-to-month basis. Mr. Sell's annual base salary was $110,200 at the time of his resignation. He also was entitled to receive a bonus pursuant to an executive compensation plan established by the Company. The employment agreement contained a noncompete provision which remains in effect for two years after voluntary termination by Mr. Sell. Pursuant to the employment agreement Mr. Sell will receive his base compensation and benefits for six months from the date of termination. Additionally, pursuant to the terms of his original employment agreement, Mr. Sell was granted a nonqualified stock option to purchase 85,714 shares of Common Stock at $1.75 per share.

Prior to his resignation in November 1995, Mr. Lechtner had an employment agreement with the Company which provided that the Company could terminate his employment for any or no reason with 30 days' notice and Mr. Lechtner could terminate the agreement for any or no reason, with or without notice, although he agreed to use his best efforts to provide 30 days' notice. The agreement provided for an annual base salary, subject to annual review and adjustment, of $125,000. Mr. Lechtner was also eligible to receive a bonus under the terms of a compensation plan to be formulated by Mr. Lechtner and the Company's President, subject to the approval of the Board of Directors. The agreement contained a noncompete obligation which remains in effect for a period of six months after termination of employment.

OPTION/SAR GRANTS DURING 1996 FISCAL YEAR
The following table sets forth information regarding stock options granted to the Named Executive Officers during the fiscal year ended February 3, 1996. The Company has not granted stock appreciation rights.

                            NUMBER OF
                            SECURITIES             PERCENT OF TOTAL           EXERCISE
                            UNDERLYING              OPTIONS GRANTED             PRICE       EXPIRATION
NAME                     OPTIONS GRANTED      TO EMPLOYEES IN FISCAL YEAR    (PER SHARE)       DATE
- - ----                     ---------------      ---------------------------    -----------       ----
Marvin W. Goldstein         100,000(1)                   13.0%                 $  4.00        7/18/01
                            300,000(1)                   39.1%                 $  4.00        7/18/01
Patrick A. Labriola          25,000(2)                    3.3%                 $ 3.625        1/31/01
Hilding C. Nelson             2,857(3)                    0.4%                 $ 5.125        9/13/00
                              6,000(3)                    0.8%                 $3.8125       11/07/00
Jeffrey Sell                 20,000(4)                    2.6%                 $ 3.625        1/31/01
William L. Lechtner          15,000(5)                    2.0%                 $ 3.625        1/31/01
                             50,000(6)                    6.5%                 $  3.72        6/13/01

(1) Such option is exercisable as to 25% of the total number of shares immediately, 25% on July 19, 1996, and the balance on July 19, 1997.

(2) Such option was to be exercisable at the rate of 25% of the total number of shares per year for four years beginning February 1, 1996 and was to terminate January 31, 2001; however, the option terminated in September 1995 as a result of Mr. Labriola's termination of employment.

(3) Such option is exercisable in full immediately. As a result of Mr. Nelson's resignation from the Board in February 1996, such option will terminate in August 1996.

(4) Such option was to be exercisable at the rate of 25% of the total number of shares per year for four years beginning February 1, 1996 and was to terminate January 31, 2001; however, the option will terminate in May 1996 as a result of Mr. Sell's termination of employment.

(5) Such option was to be exercisable at the rate of 25% of the total number of shares per year for four years beginning February 1, 1996 and was to terminate January 31, 2001; however, the option terminated in November 1995 as a result of Mr. Lechtner's termination of employment.

(6) Such option was to become exercisable on June 15, 1996, but terminated in November 1995 as a result of Mr. Lechtner's termination of employment.

AGGREGATED OPTION/SAR EXERCISES DURING 1996 FISCAL YEAR AND FISCAL YEAR END OPTION/SAR VALUES
None of the Named Executive Officers exercised any stock options during fiscal 1996. The following table sets forth certain information regarding the number and value of unexercised stock options held by the Named Executive Officers as of the end of the Company's 1996 fiscal year.

                                                               VALUE OF UNEXERCISED
                              NUMBER OF UNEXERCISED        IN-THE-MONEY OPTIONS AT 1996
                             OPTIONS AT 1996 FY-END                 FY-END(1)
                             ----------------------                 ---------
NAME                      EXERCISABLE    UNEXERCISABLE    EXERCISABLE     UNEXERCISABLE
- - ----                      -----------    -------------    -----------     -------------
Marvin W. Goldstein         100,000         300,000                0              0
Patrick A. Labriola(2)            0               0                0              0
Hilding C. Nelson            14,571               0                0              0
Jeffrey Sell                 95,714          30,000         $172,053         $1,875
William L. Lechtner          16,785               0                0              0


(1) The value of each option is equal to the difference between the fair market value per share of Common Stock and the option exercise price per share multiplied by the number of shares subject to the option. The assumed fair market value of a share of Common Stock as of the end of the Company's 1996 fiscal year is $3.75, based on the last sale price for the Common Stock on February 2, 1996, as reported by Nasdaq.

(2) All options previously granted to Mr. Labriola had expired by fiscal year end as a result of his termination of employment.

                   INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

Arthur Andersen LLP acted as the Company's independent accountants for fiscal 1996 and the Company has selected Arthur Andersen LLP as its independent accountants for the current fiscal year ending February 1, 1997. Representatives of Arthur Andersen LLP are expected to be present at the meeting. They will be given an opportunity to make a statement regarding financial and accounting matters of the Company if they so desire, and will be available at the meeting to respond to appropriate questions from the Company's stockholders.

         COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who own more than 10 percent of the Company's Common Stock, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than 10% shareholders ("Insiders") are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

To the Company's knowledge, based on a review of the copies of such reports furnished to the Company, during the fiscal year ended February 3, 1996, all
Section 16(a) filing requirements applicable to Insiders were complied with except that Forms 3 were filed late by Mary Andert and Dean Baarda and one form covering one transaction was filed late by George E. Kline.

                                OTHER BUSINESS

Management knows of no other matters to be presented at the meeting. If any other matter properly comes before the meeting, the appointees named in the proxies will vote the proxies in accordance with their best judgment.

                            STOCKHOLDER PROPOSALS

It is expected that the Company's 1997 annual meeting of stockholders will be held on or about June 4, 1997. Any appropriate proposal submitted by a stockholder of the Company and intended to be presented at the 1997 annual meeting must be received by the Company by January 16, 1997, to be includable in the Company's proxy statement and related proxy for the 1997 annual meeting.

                        ANNUAL REPORT TO STOCKHOLDERS

A copy of the Company's Annual Report to Stockholders for the fiscal year ended February 3, 1996, accompanies this notice of meeting and Proxy Statement. No part of the Annual Report is incorporated herein and no part thereof is to be considered proxy soliciting material.

                                 FORM 10-KSB

THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH PERSON WHOSE PROXY IS BEING SOLICITED, UPON WRITTEN REQUEST OF ANY SUCH PERSON, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED FEBRUARY 3, 1996, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE FINANCIAL STATEMENTS. THE COMPANY WILL FURNISH TO ANY SUCH PERSON ANY EXHIBIT DESCRIBED IN THE LIST ACCOMPANYING THE FORM 10-KSB, UPON THE PAYMENT, IN ADVANCE, OF REASONABLE FEES RELATED TO THE COMPANY'S FURNISHING SUCH EXHIBIT(S). REQUESTS FOR COPIES OF SUCH REPORT OR EXHIBITS(S) SHOULD BE DIRECTED TO MS. SHARON K. LINK, VICE PRESIDENT -- FINANCE, AT THE COMPANY'S PRINCIPAL ADDRESS.

                                 BY ORDER OF THE BOARD OF DIRECTORS
                                 /s/Marvin W. Goldstein
                                 Marvin W. Goldstein
                                 Chairman, President and Chief Executive Officer

Dated: May 17, 1996
St. Louis Park, Minnesota



                           PET FOOD WAREHOUSE, INC.
      PROXY FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD JUNE 19, 1996

  The undersigned hereby appoints MARVIN W. GOLDSTEIN and SHARON K. LINK, and each of them, with full power of substitution, as Proxies to represent and vote, as designated below, all shares of Common Stock of Pet Food Warehouse, Inc. registered in the name of the undersigned at the Annual Meeting of Stockholders of the Company to be held in Salon D at the Minneapolis Marriott Southwest, 5801 Opus Parkway, Minnetonka, Minnesota at 3:30 p.m. (Minneapolis time) on June 19, 1996, and at any adjournment thereof, and the undersigned hereby revokes all proxies previously given with respect to the meeting.

   The Board of Directors recommends that you vote FOR each proposal below.

1. SET THE NUMBER OF DIRECTORS AT SEVEN (7):
                      [ ]  FOR      [ ]  AGAINST      [ ]  ABSTAIN

2. ELECT DIRECTORS: Nominees:  Paul D. Finkelstein, Stanley Goldberg,
                               Marvin W. Goldstein, Roe H. Hatlen
                               Reid Johnson, George E. Kline and
                               Gordon F. Stofer.
 [ ]  FOR all nominees listed above
      (except those whose names have been written on the line below)
 [ ]  WITHHOLD AUTHORITY
      to vote for all nominees listed above
(To withhold authority to vote for any nominee, write that nominee's name on the line below.)

______________________________________________________________________________

                          (continued on other side)

                         (continued from other side)

3. OTHER MATTERS. In their discretion, the Proxies are . . .
   [ ]  AUTHORIZED   [ ]  NOT AUTHORIZED
   to vote upon such other business as may properly come before the Meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN FOR A PARTICULAR PROPOSAL, WILL BE VOTED FOR SUCH PROPOSAL, AND WILL BE DEEMED TO GRANT AUTHORITY UNDER PROPOSAL NUMBER 3.

                                               THIS PROXY IS SOLICITED ON
                                               BEHALF OF THE BOARD OF DIRECTORS.
                                               Date: __________________, 1996
                                               ________________________________
                                               ________________________________

                                               PLEASE DATE AND SIGN ABOVE
                                               exactly as name appears at the
                                               left, indicating, where
                                               appropriate, official position or
                                               representative capacity. For
                                               stock held in joint tenancy, each
                                               joint owner should sign.